                                                                   EXHIBIT 10.10

                          MASTER TRADEMARK ASSIGNMENT
                          ---------------------------

     This Agreement, dated the 31st of March 2001, between Millipore Corporation, a Massachusetts corporation having a place of business at 80 Ashby Road, Bedford, Massachusetts 01730 ("Millipore") and Mykrolis Corporation., a Delaware corporation, having a place of business at Patriots Park, Bedford, Massachusetts 01730 ("Mykrolis").

     WHEREAS, the Board of Directors of Millipore Corporation has determined that it is in the best interest of Millipore and its stockholders to separate Millipore's existing businesses into two independent businesses;

     WHEREAS, as part of the foregoing, Millipore and Mykrolis, have entered into a Master Separation and Distribution Agreement (as defined below) which provides, among other things, for the separation of certain Mykrolis assets and Mykrolis liabilities, the initial public offering of Mykrolis stock, the distribution of such stock and the execution and delivery of certain other agreements in order to facilitate and provide for the foregoing;

     WHEREAS, Millipore has adopted and used the marks set forth on Exhibit A ("Marks"); and

     WHEREAS, Mykrolis is desirous of acquiring said Marks and any registrations or applications therefore.

     NOW, THEREFORE, for the good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Millipore without representations or warranties with respect to said trademarks or registrations or the title thereto does hereby assign unto Mykrolis, all its rights, title and interest in and to the Marks and any registrations or applications therefor, along with the goodwill of the business symbolized by the Marks and the any registrations or applications therefore and including all rights to sue and recover for past infringement of the Marks any registrations or applications therefor.

     Millipore hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States of America and respective Trademark Office officials in any country foreign to the United States of America to issue registrations to Mykrolis as assignee of Millipore's entire right, title and interest to and under the same.

     And Millipore does hereby agree for itself, its successors and assigns to execute any lawful document and to testify to any material fact or thing which Mykrolis, its successors and assigns may deem necessary in order to secure to itself, its successors and assigns the rights, titles and interest in and to and the enjoyment of said Marks, the same to be done without any further consideration.

          IN WITNESS WHEREOF, I set my hand this 31/st/ day of March, 2001.

          /s/ Francis J. Lunger
          --------------------------------
                    (Signature)

               Francis J. Lunger
             ----------------------
                       (Typed Name)
               Executive Vice President, Millipore Corporation
             --------------------------------------------------

          On this day and year aforesaid, before me personally appeared Francis
                                                                        -------
J. Lunger, known to me to be the person described in and the person who executed
----------
the foregoing instrument of assignment and he/she did acknowledge the same to be his/her free act and deed.

                               /s/ Patricia Ann Powers
                               -----------------------------------
                               Patricia Ann Powers
                               ----------------------------------, Notary Public

                               My Commission expires 8/9/2007
                                                    -------------------------

          IN WITNESS WHEREOF, I set my hand this 31/st/ day of March, 2001.

          /s/ Jean-Marc Pandraud
          --------------------------------
                     (Signature)

                  Jean-Marc Pandraud
             -----------------------------
                     (Typed Name)

                  President, Mykrolis Corporation
             -------------------------------------

          On this day and year aforesaid, before me personally appeared Jean-
                                                                        ----
Marc Pandraud, known to me to be the person described in and the person who
-------------
executed the foregoing instrument of assignment and he/she did acknowledge the same to be his/her free act and deed.

                               /s/ Patricia Ann Powers
                               -----------------------------------
                               Patricia Ann Powers
                               ----------------------------------, Notary Public

                               My Commission expires 8/9/2007
                                                    -------------------------

------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                           Trademark List                                               Page: 1
------------------------------------------------------------------------------------------------------------------------
                              Case Number/Subcase           Status              Application              Registration
Trademark                     Country Name                  Class(es)           Number/Date              Number/Date
------------------------------------------------------------------------------------------------------------------------
AdapTorr                      adaptorr/                     Registered          73505479                 1355096
                              United States of America      09                  25-Oct-1984              20-Aug-1985
------------------------------------------------------------------------------------------------------------------------
AdapTorr (copyright)          Adaptorrcp/                   Unfiled                                      TX 1641640
                              United States of America
------------------------------------------------------------------------------------------------------------------------
Assist                        Assist/                       Allowed             75/620990                2331844
                              United States of America      7                   13-Jan-1999              21-Mar-2000
------------------------------------------------------------------------------------------------------------------------
Chempure                      CHMPURE-US/                   Pending             78/033099
                              United States of America      11                  31-Oct-2000
------------------------------------------------------------------------------------------------------------------------
COMPLETE GAS SOLUTIONS        CGS-US/                       Pending             76/137973
                              United States of America      7                   29-Sep-2000
------------------------------------------------------------------------------------------------------------------------
Diaflex                       diaflex/                      Registered          73516402                 1351492
                              United States of America      9                   07-Jan-1985              30-Jul-1985
------------------------------------------------------------------------------------------------------------------------
ENCOMPASS                     ENCOMPASS/                    Pending             78/022480
                              United States of America                          23-Aug-2000
------------------------------------------------------------------------------------------------------------------------
Fluorogard                    FLUOR/                        Registered          75/016108                2062726
                              United States of America      11 & 9              02-Nov-1995              20-May-1997
------------------------------------------------------------------------------------------------------------------------
ICHECK                        ICHECK/                       Pending             76/037033
                              United States of America      9                   28-Apr-2000
------------------------------------------------------------------------------------------------------------------------
I-CU                          I-CU (US)/                    Pending             76/037918
                              United States of America      9                   28-Apr-2000
------------------------------------------------------------------------------------------------------------------------
ILINK                         ILINK/                        Pending             76/037947
                              United States of America      9                   28-Apr-2000
------------------------------------------------------------------------------------------------------------------------
ILM                           ILM/                          Registered          75/324735                2182339
                              United States of America      9                   15-Jul-1997              18-Aug-1998
------------------------------------------------------------------------------------------------------------------------
IMPACT                        IMPACT/                       Registered          75/309721                2246593
                              United States of America      11                  16-Jun-1997              18-May-1999
------------------------------------------------------------------------------------------------------------------------
InGard                        InGard-US/                    Pending             78/049697
                              United States of America                          22-Feb-2001
------------------------------------------------------------------------------------------------------------------------
Intelliflow                   Intelliflo/                   Registered          75/620597                2400856
                              United States of America      9                   13-Jan-1999              31-Oct-2000
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                           Trademark List                                               Page: 2
------------------------------------------------------------------------------------------------------------------------
                              Case Number/Subcase           Status              Application              Registration
Trademark                     Country Name                  Class(es)           Number/Date              Number/Date
------------------------------------------------------------------------------------------------------------------------
INTELLIGEN                    INTELLI/                      Registered          75/309706                2246592
                              United States of America      7                   16-Jun-1997              18-May-1999
------------------------------------------------------------------------------------------------------------------------
MILLI-CU                      MILLI-CU/                     Pending             76/037183
                              United States of America      9                   28-Apr-2000
------------------------------------------------------------------------------------------------------------------------
Misc. Design                  Misc./                        Registered          74251619                 1732710
                              United States of America                          02-Mar-1992              17-Nov-1992
------------------------------------------------------------------------------------------------------------------------
Odyssey                       ODYS-US/                      Pending             78/043157
                              United States of America      9                   15-Jan-2001
------------------------------------------------------------------------------------------------------------------------
Olympian                      OLYMP-US/                     Unfiled
                              United States of America
------------------------------------------------------------------------------------------------------------------------
Optimizer                     OPTMZER-US/                   Pending             78/034992
                              United States of America      11                  13-Nov-2000
------------------------------------------------------------------------------------------------------------------------
Pegasus                       PEGASUS-US/                   Pending             78/027069
                              United States of America      11                  21-Sep-2000
------------------------------------------------------------------------------------------------------------------------
PLANARGARD                    planargard/                   Registered          75/475544                2280990
                              United States of America      9, 11               28-Apr-1998              28-Sep-1999
------------------------------------------------------------------------------------------------------------------------
PURE COPPER                   MiE/Liq/Pu/                   Pending             76/037919
                              United States of America      7, 9, 11            28-Apr-2000
------------------------------------------------------------------------------------------------------------------------
QUICKCHANGE                   quick/                        Registered          75/281675                2204614
                              United States of America      11                  24-Apr-1997              17-Nov-1998
------------------------------------------------------------------------------------------------------------------------
RGEN                          RGEN/                         Allowed             75/575117
                              United States of America      7                   21-Oct-1998
------------------------------------------------------------------------------------------------------------------------
Rinsegard                     Rnsgrd-US/                    Unfiled
                              United States of America
------------------------------------------------------------------------------------------------------------------------
Simon (and Design)            Simon/                        Registered          74/198539                1700372
                              United States of America      9                   27-Aug-1991              14-Jul-1992
------------------------------------------------------------------------------------------------------------------------
Solaris                       Solaris/                      Registered          75/706357                2427530
                              United States of America      11                  14-May-1999              06-Feb-2001
------------------------------------------------------------------------------------------------------------------------
SOLIDSENSE                    SOLIDSENSE/                   Registered          75/896122                2410756
                              United States of America      9                   13-Jan-2000              05-Dec-2000
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                           Trademark List                                               Page: 3
------------------------------------------------------------------------------------------------------------------------
                              Case Number/Subcase           Status              Application              Registration
Trademark                     Country Name                  Class(es)           Number/Date              Number/Date
------------------------------------------------------------------------------------------------------------------------
Sur                           SRFCLNE-US/                   Unfiled
                              United States of America

------------------------------------------------------------------------------------------------------------------------
Tyger (copyright)             Tyger/                        Unfiled                                      TXU 230,600
                              United States of America

------------------------------------------------------------------------------------------------------------------------
Tylan & Design                tylandes/                     Registered          72463219                 1003925
                              United States of America      9,11                18-Jul-1973              04-Feb-1975

------------------------------------------------------------------------------------------------------------------------
Wafergard                     WAF/                          Registered          509683                   1359089
                              United States of America      11                  19-Nov-1984              10-Sep-1985

------------------------------------------------------------------------------------------------------------------------
Wafergard Max (with Logo)     WAF-Max/                      Unfiled
                              United States of America      11

------------------------------------------------------------------------------------------------------------------------
Waferpure                     WAFE/                         Registered          181266                   1690054
                              United States of America      31                  01-Jul-1991              02-Jun-1992

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                           Trademark List                                               Page: 1
------------------------------------------------------------------------------------------------------------------------
                              Case Number/Subcase           Status              Application              Registration
Trademark                     Country Name                  Class(es)           Number/Date              Number/Date
------------------------------------------------------------------------------------------------------------------------
Tylan & Design                tylandes/                     Registered          34215                    326260
                              Benelux                       9, 11               09-May-1974              17-Oct-1974
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                           Trademark List                                               Page: 1
------------------------------------------------------------------------------------------------------------------------
                              Case Number/Subcase           Status              Application              Registration
Trademark                     Country Name                  Class(es)           Number/Date              Number/Date
------------------------------------------------------------------------------------------------------------------------
INTELLIFLOW                   INTELLI/                      Pending             1021375
                              Canada                        9                   06-Jul-1999
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                           Trademark List                                               Page: 1
------------------------------------------------------------------------------------------------------------------------
                              Case Number/Subcase           Status              Application              Registration
Trademark                     Country Name                  Class(es)           Number/Date              Number/Date
------------------------------------------------------------------------------------------------------------------------
Complete Gas Solutions        CGS-CN/                       Pending             2001019229
                              China                         7                   14-Feb-2001
------------------------------------------------------------------------------------------------------------------------
ILM                           ILM/                          Registered          9800004125               1283781
                              China                         9                   13-Jan-1998              13-Jun-1999
------------------------------------------------------------------------------------------------------------------------
InGard                        InGard-CN/                    Unfiled
                              China
------------------------------------------------------------------------------------------------------------------------
SOLIDSENSE                    SOLIDSENSE/                   Pending             2000-071060
                              China                         9                   24-May-2000
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                           Trademark List                                               Page: 1
------------------------------------------------------------------------------------------------------------------------
                              Case Number/Subcase           Status              Appplication             Registration
Trademark                     Country Name                  Class(es)           Number/Date              Number/Date
------------------------------------------------------------------------------------------------------------------------
Fluorogard                    Fluor4/                       Registered          39622338.9               39622338
                              Germany                       11                  15-May-1996              18-Nov-1996
------------------------------------------------------------------------------------------------------------------------
Tylan & Design                tylandes/                     Registered                                   934990
                              Germany                       9, 11                                        26-Jul-1984
------------------------------------------------------------------------------------------------------------------------
Tylan General                 tylangen/                     Registered                                   2060731
                              Germany                       9                                            25-Mar-1994
------------------------------------------------------------------------------------------------------------------------
Wafergard                     WAF2/                         Registered          5581711                  1083529
                              Germany                       11                  14-Dec-1984              14-Dec-1984
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                           Trademark List                                               Page: 1
------------------------------------------------------------------------------------------------------------------------
                              Case Number/Subcase           Status              Application              Registration
Trademark                     Country Name                  Class(es)           Number/Date              Number/Date
------------------------------------------------------------------------------------------------------------------------
Chempure                      CHMPURE-EU/                   Pending             001944610
                              European Community            11                  02-Nov-2000
------------------------------------------------------------------------------------------------------------------------
Complete Gas Solutions        CGS-EU/                       Unfiled
                              European Community            7
------------------------------------------------------------------------------------------------------------------------
ENCOMPASS                     ENCOMPASS/                    Pending
                              European Community            7, 9                30-Aug-2000
------------------------------------------------------------------------------------------------------------------------
ICHECK                        ICHECK/                       Pending             001650456
                              European Community            9                   05-May-2000
------------------------------------------------------------------------------------------------------------------------
I-CU                          I-CU (EU)/                    Pending             001650647
                              European Community            9                   05-May-2000
------------------------------------------------------------------------------------------------------------------------
ILINK                         ILINK/                        Pending             001650746
                              European Community            9                   05-May-2000
------------------------------------------------------------------------------------------------------------------------
ILM                           ILM/                          Registered          000711960                711960
                              European Community            7, 9, 11            24-Dec-1997              24-Dec-1999
------------------------------------------------------------------------------------------------------------------------
IMPACT                        impact/                       Registered          571109                   571109
                              European Community            9, 11, 17           19-Jun-1997              19-Jun-1997
------------------------------------------------------------------------------------------------------------------------
InGard                        InGard-EU/                    Unfiled
                              European Community
------------------------------------------------------------------------------------------------------------------------
Intelliflow                   Intelliflo/                   Registered          001050020                001050020
                              European Community            9                   15-Jan-1999              15-Jan-1999
------------------------------------------------------------------------------------------------------------------------
INTELLIGEN                    intelligen/                   Registered          000571125                000571125
                              European Community            7                   19-Jun-1997              19-Jun-1997
------------------------------------------------------------------------------------------------------------------------
MILLI-CU                      MILLI-CU/                     Pending             001650928
                              European Community            9                   05-May-2000
------------------------------------------------------------------------------------------------------------------------
OptiGen                       OptiGen/                      Allowed             947689                   947689
                              European Community            7, 9, 21            29-Sep-1998
------------------------------------------------------------------------------------------------------------------------
Optimizer                     OPTMZER-EU/                   Pending             001969450
                              European Community            11                  16-Dec-2000
------------------------------------------------------------------------------------------------------------------------
Pegasus                       PEGASUS-EU/                   Pending             001899921
                              European Community            11                  11-Oct-2000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                                 Trademark List                                      Page: 2
--------------------------------------------------------------------------------------------------------------------
                               Case Number/Subcase           Status             Application          Registration
Trademark                      Country Name                  Class(es)          Number/Date          Number/Date
--------------------------------------------------------------------------------------------------------------------
PhotoGen                       PhotoGen/                     Registered         000956730            000956730
                               European Community            7, 9, 21           07-Oct-1998          07-Oct-1998
--------------------------------------------------------------------------------------------------------------------
PLANARGARD                     planargard/                   Registered         000822593            000822593
                               European Community            7, 9, 11           07-May-1998          07-May-1998
--------------------------------------------------------------------------------------------------------------------
PURE COPPER                    MiE/Liq/Pu                    Pending            001651074
                               European Community            7, 9, 11           05-May-2000
--------------------------------------------------------------------------------------------------------------------
RGEN                           RGEN/                         Allowed            000976381            000976381
                               European Community            7, 9, 21           22-Oct-1998          22-Oct-1998
--------------------------------------------------------------------------------------------------------------------
Solaris                        Solaris/                      Pending            001400662
                               European Community            7, 9, 11           22-Nov-1999
--------------------------------------------------------------------------------------------------------------------
SOLIDSENSE                     SOLIDSENSE/                   Pending            001543024
                               European Community            7, 9, 11           01-Mar-2000
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                                 Trademark List                                      Page: 1
--------------------------------------------------------------------------------------------------------------------
                               Case Number/Subcase           Status             Application          Registration
Trademark                      Country Name                  Class(es)          Number/Date          Number/Date
--------------------------------------------------------------------------------------------------------------------
Fluorogard                     Fluor5/                       Registered         2100034              2100034
                               United Kingdom                11                 13-May-1996          13-May-1996
--------------------------------------------------------------------------------------------------------------------
Tylan & Design                 tylandes/                     Registered                              1023756
                               United Kingdom                9, 11                                   22-Jan-1974
--------------------------------------------------------------------------------------------------------------------
Wafergard                      WAF5/                         Registered         1236872              1236872
                               United Kingdom                11                 28-Feb-1985          28-Feb-1985
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                                 Trademark List                                      Page: 1
--------------------------------------------------------------------------------------------------------------------
                               Case Number/Subcase           Status             Application          Registration
Trademark                      Country Name                  Class(es)          Number/Date          Number/Date
--------------------------------------------------------------------------------------------------------------------
INTELLIFLOW                    INTELLI/                      Registered         128998               128998
                               Israel                        9                  13-Jan-1999          08-May-2000
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                               -----------
Tuesday, March 20, 2001                                 Report Selection                          Record Count:  1
                                                                                                               -----------
-----------------------------------------------------------------------------------------------------------------------------
         ------------------------------------------------------------------------------------------------------------
                                                    -------------------- -------------------- --------------------
           [X] by Trademark                            Report Format            Goods               Remarks
                                                       -------------            -----               -------
           [_] by Country                             [X] Concise          [_] Print             [_] Print
           [_] by Division                            [_] Comprehensive    [X] Do Not Print      [X] Do Not Print
                                                    -------------------- -------------------- --------------------
           [_] by Owner


           Preview before printing [X]
         ------------------------------------------------------------------------------------------------------------
                             ----------------------------------------------------------------------------------
           Date Range         [X] Filing       [_] Registration    [_] Next Renewal      [_] Last Update
           ----------
                                                ------------------             ------------------
                                           From:                            To:
                                                ------------------             ------------------
                             ----------------------------------------------------------------------------------
                  ----------                                 -----------------
         Division: MICRO                        Status Codes: [X] Active         Status(es):
                  ----------
                  ------ ----------
         Country:         IL                                  [_] Inactive
                  ------ ----------
                  --------------                ----------
            Area:                     Attorney:               [_] All
                  --------------                ----------   -----------------
                  ----------------------------------------
       Trademark:
                  ----------------------------------------
                  ----------------------------------------
           Owner:
                  ----------------------------------------

--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                                Trademark List                                              Page: 1
------------------------------------------------------------------------------------------------------------------------------
                              Case Number/Subcase        Status         Application            Registration
Trademark                     Country Name               Class(es)      Number/Date            Number/Date
------------------------------------------------------------------------------------------------------------------------------
Chempure                      CHMPURE-JP/                Pending        2000-119874
                              Japan                      11             06-Nov-2000

------------------------------------------------------------------------------------------------------------------------------
Complete Gas Solutions        CGS-JP/                    Pending        2001-11237
                              Japan                      7              13-Feb-2001

------------------------------------------------------------------------------------------------------------------------------
ENCOMPASS                     ENCOMPASS/                 Pending        2000-93127
                              Japan                      7,9            24-Aug-2000

------------------------------------------------------------------------------------------------------------------------------
Fluorogard                    Fluor2/                    Registered     08-58038               4340835
                              Japan                      11             30-May-1996            03-Dec-1999

-------------------------------------------------------------------------------------------------------------------------------
ICHECK                        ICHECK/                    Pending        2000-64917
                              Japan                      9              12-Jun-2000

-------------------------------------------------------------------------------------------------------------------------------
I-CU                          I-CU (JP)/                 Pending        2000-64918
                              Japan                      9              12-Jun-2000

--------------------------------------------------------------------------------------------------------------------------------
ILINK                         ILINK/                     Pending        6000-64919
                              Japan                      9              12-Jun-2000

--------------------------------------------------------------------------------------------------------------------------------
ILM                           ILM/                       Registered     09-188701              4314451
                              Japan                      9              25-Dec-1997            10-Sep-1999

--------------------------------------------------------------------------------------------------------------------------------
IMPACT                        impact/                    Registered     09-127836              4330504
                              Japan                      7              17-Jun-1997            29-Oct-1999

---------------------------------------------------------------------------------------------------------------------------------
IMPACT                        IMPACTKATA/                Registered                            4330512
                              Japan                      7              17-Jun-1997            29-Oct-1999

---------------------------------------------------------------------------------------------------------------------------------
IMPACT (Katakana)             impact2/                   Pending        09-185824
                              Japan                      7              16-Dec-1997

---------------------------------------------------------------------------------------------------------------------------------
IMPACT (with katakana)        imp/                       Registered     09-127824              4330512
                              Japan                      9              17-Jun-1997            29-Oct-1999

----------------------------------------------------------------------------------------------------------------------------------
InGard                        InGard-JP/                 Pending        2001-18955
                              Japan                      9              05-Mar-2001

----------------------------------------------------------------------------------------------------------------------------------
Intelliflow                   Intelliflo/                Registered     8189/99                4384577
                              Japan                      7              03-Feb-1999            19-May-2000

----------------------------------------------------------------------------------------------------------------------------------
INTELLIGEN                    intelligen/                Registered     09-128238              4347769
                              Japan                      7              16-Dec-1997            24-Dec-1999

----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                                  Trademark List                                                     Page: 2
-----------------------------------------------------------------------------------------------------------------------------------
                                      Case Number/Subcase           Status              Application              Registration
Trademark                             Country Name                  Class(es)           Number/Date              Number/Date
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTELLIGEN                            intellikat/                   Registered          09-185823                4364697
                                      Japan                         7                   16-Dec-1997              24-Dec-1999
-----------------------------------------------------------------------------------------------------------------------------------
MILLI-CU                              MILLI-CU/                     Pending             2000-64920
                                      Japan                         9                   12-Jun-2000
-----------------------------------------------------------------------------------------------------------------------------------
Optimizer                             OPTMZER-JP/                   Pending             2000-123618
                                      Japan                         11                  15-Nov-2000
-----------------------------------------------------------------------------------------------------------------------------------
Pegasus                               PEGASUS-JP/                   Pending             2000-103751
                                      Japan                         11                  22-Sep-2000
-----------------------------------------------------------------------------------------------------------------------------------
PhotoGen                              PhotoGen/                     Registered          86253/98                 4379872
                                      Japan                         7                   09-Oct-1998              28-Apr-2000
-----------------------------------------------------------------------------------------------------------------------------------
PLANARGARD                            planargard/                   Registered          10-041976                4357014
                                      Japan                         9                   21-May-1998              28-Jan-2000
-----------------------------------------------------------------------------------------------------------------------------------
PMT                                   pmt/                          Pending             71587/1993
                                      Japan                                             01-Jul-1993
-----------------------------------------------------------------------------------------------------------------------------------
Process Management Technologies       pmtl/                         Pending             71586/1993
                                      Japan                                             01-Jul-1993
-----------------------------------------------------------------------------------------------------------------------------------
PURE COPPER                           MiE/Liq/Pu/                   Pending             2000-64922
                                      Japan                         7,9,11              12-Jun-2000
-----------------------------------------------------------------------------------------------------------------------------------
RGEN                                  RGEN/                         Registered          90388/98                 4379874
                                      Japan                         7                   22-Oct-1998              28-Apr-2000
-----------------------------------------------------------------------------------------------------------------------------------
Solaris                               Solaris/                      Pending             11-104801
                                      Japan                         11                  17-Nov-1999
-----------------------------------------------------------------------------------------------------------------------------------
SOLIDSENSE                            SOLIDSENSE/                   Pending             2000-56041
                                      Japan                         9                   23-May-2000
-----------------------------------------------------------------------------------------------------------------------------------
Tylan & Design                        tylandes1/                    Registered                                   2354079
                                      Japan                                                                      29-Nov-1991
-----------------------------------------------------------------------------------------------------------------------------------
Tylan & Design                        tylandes2/                    Registered                                   2405191
                                      Japan                                                                      30-Apr-1992
-----------------------------------------------------------------------------------------------------------------------------------
Tylan & Design                        tylandes3/                    Registered          32415/1993               3135596
                                      Japan                         9                                            29-Mar-1996
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                                 Trademark List                                      Page: 3
--------------------------------------------------------------------------------------------------------------------
                               Case Number/Subcase           Status             Application          Registration
Trademark                      Country Name                  Class(es)          Number/Date          Number/Date
--------------------------------------------------------------------------------------------------------------------
Tylan General                  tylangen/                     Registered         32415/1993           3135596
                               Japan                         9                  30-Mar-1993          29-Mar-1996
--------------------------------------------------------------------------------------------------------------------
Wafergard                      WAF3/                         Registered         60000687             1960461
                               Japan                         9                  16-Jun-1987          16-Jun-1987
--------------------------------------------------------------------------------------------------------------------
Waferpure                      WAFE1/                        Registered         03058985             2647690
                               Japan                         9                                       28-Apr-1994
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                                  Trademark List                                                     Page: 1
-----------------------------------------------------------------------------------------------------------------------------------
                                        Case Number/Subcase           Status              Application              Registration
Trademark                               Country Name                  Class(es)           Number/Date              Number/Date
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ENCOMPASS                               ENCOMPASS                     Pending             40-2000-4705
                                        Korea, Republic of            7, 9                09-Oct-2000
-----------------------------------------------------------------------------------------------------------------------------------
ILM                                     ILM/                          Registered          98-833                   442456
                                        Korea, Republic of            39                  14-Jan-1998              23-Feb-1999
-----------------------------------------------------------------------------------------------------------------------------------
InGard                                  InGard-KR/                    Unfiled
                                        Korea, Republic of
-----------------------------------------------------------------------------------------------------------------------------------
Intelliflow                             Intelliflo/                   Registered          40-1999-4284             40-465144
                                        Korea, Republic of            9                   10-Feb-1999              17-Feb-2000
-----------------------------------------------------------------------------------------------------------------------------------
PLANARGARD                              planargarl/                   Registered          98-14718                 450677
                                        Korea, Republic of            9                   09-Jun-1998              09-Jul-1999
-----------------------------------------------------------------------------------------------------------------------------------
PLANARGARD                              planargard/                   Registered          98-14719                 449573
                                        Korea, Republic of            11                  09-Jun-1998              18-Jun-1999
-----------------------------------------------------------------------------------------------------------------------------------
PMT                                     pmt/                          Registered                                   309852
                                        Korea, Republic of                                                         17-Mar-1995
-----------------------------------------------------------------------------------------------------------------------------------
SOLIDSENSE                              SOLIDSENSE/                   Pending             40-2000-1159
                                        Korea, Republic of            9                   11-Mar-2000
-----------------------------------------------------------------------------------------------------------------------------------
Tylan General                           Tylangen/                     Registered                                   306883
                                        Korea, Republic of            9                                            24-Jan-1995
-----------------------------------------------------------------------------------------------------------------------------------
Wafergard                               WAF6/                         Registered          9019866                  235561/2/3
                                        Korea, Republic of            38                  23-Jun-1992              10-Apr-1992
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Tuesday, March 20, 2001                                  Trademark List                                                     Page: 1
-----------------------------------------------------------------------------------------------------------------------------------
                                        Case Number/Subcase           Status              Application              Registration
Trademark                               Country Name                  Class(es)           Number/Date              Number/Date
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Complete Gas Solutions                  CGS-TW/                       Pending             90004436
                                        Taiwan                        7                   14-Feb-2001
-----------------------------------------------------------------------------------------------------------------------------------
ENCOMPASS                               ENCMPSS7/                     Pending             89050542
                                        Taiwan                        7                   31-Aug-2000
-----------------------------------------------------------------------------------------------------------------------------------
ENCOMPASS                               ENCMPSS9/                     Pending             89050543
                                        Taiwan                        9                   31-Aug-2000
-----------------------------------------------------------------------------------------------------------------------------------
ILM                                     ILM/                          Registered          86063461                 873342
                                        Taiwan                        9                   10-Dec-1997              01-Nov-1999
-----------------------------------------------------------------------------------------------------------------------------------
IMPACT                                  impact/                       Registered          86047248                 826219
                                        Taiwan                        11                  11-Sep-1997              16-Nov-1998
-----------------------------------------------------------------------------------------------------------------------------------
InGard                                  InGard-TW/                    Pending             90007276
                                        Taiwan                        11                  06-Mar-2001
-----------------------------------------------------------------------------------------------------------------------------------
Intelliflow                             Intelliflo/                   Pending             88001461
                                        Taiwan                        9                   14-Jan-1999
-----------------------------------------------------------------------------------------------------------------------------------
INTELLIGEN                              Intelligen/                   Registered          86047249                 819239
                                        Taiwan                        7                   11-Sep-1997              01-Oct-1998
-----------------------------------------------------------------------------------------------------------------------------------
PLANARGARD                              planargard/                   Registered          87028573                 855650
                                        Taiwan                        11                  12-Jun-1998              16-Jun-1999
-----------------------------------------------------------------------------------------------------------------------------------
SOLIDSENSE                              SOLIDSENSE/                   Pending             89028578
                                        Taiwan                        9                   22-May-2000
-----------------------------------------------------------------------------------------------------------------------------------
Wafergard                               WAF4/                         Registered          79024012                 524117
                                        Taiwan                        84                                           16-May-1991
-----------------------------------------------------------------------------------------------------------------------------------
Waferpure                               WAFE2/                        Registered                                   524047
                                        Taiwan                        84                                           16-May-1991
-----------------------------------------------------------------------------------------------------------------------------------

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Tuesday, March 20, 2001                                  Trademark List                                                     Page: 1
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                                   Case Number/Subcase                Status              Application              Registration
Trademark                          Country Name                       Class(es)           Number/Date              Number/Date
-----------------------------------------------------------------------------------------------------------------------------------
AdapTorr                           adaptorr/                          Registered          73505479                 1355096
                                   United States of America           09                  25-Oct-1984              20-Aug-1985
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AdapTorr(copyright)                Adaptorrcp/                        Unfiled                                      TX 1641640
                                   United States of America
-----------------------------------------------------------------------------------------------------------------------------------
Assist                             Assist/                            Allowed             75/620990                2331844
                                   United States of America           7                   13-Jan-1999              21-Mar-2000
-----------------------------------------------------------------------------------------------------------------------------------
Chempure                           CHMPURE-US/                        Pending             78/033099
                                   United States of America           11                  31-Oct-2000
-----------------------------------------------------------------------------------------------------------------------------------
COMPLETE GAS SOLUTIONS             CGS-US/                            Pending             76/137973
                                   United States of America           7                   29-Sep-2000
-----------------------------------------------------------------------------------------------------------------------------------
Diaflex                            diaflex/                           Registered          73516402                 1351492
                                   United States of America           9                   07-Jan-1985              30-Jul-1985
-----------------------------------------------------------------------------------------------------------------------------------
ENCOMPASS                          ENCOMPASS/                         Pending             78/022480
                                   United States of America                               23-Aug-2000
-----------------------------------------------------------------------------------------------------------------------------------
Fluorogard                         FLUOR/                             Registered          75/016108                2062726
                                   United States of America           11 & 9              02-Nov-1995              20-May-1997
-----------------------------------------------------------------------------------------------------------------------------------
ICHECK                             ICHECK/                            Pending             76/037033
                                   United States of America           9                   28-Apr-2000
-----------------------------------------------------------------------------------------------------------------------------------
I-CU                               I-CU (US)/                         Pending             76/037918
                                   United States of America           9                   28-Apr-2000
-----------------------------------------------------------------------------------------------------------------------------------
ILINK                              ILINK/                             Pending             76/037947
                                   United States of America           9                   28-Apr-2000
-----------------------------------------------------------------------------------------------------------------------------------
ILM                                ILM/                               Registered          75/324735                2182339
                                   United States of America           9                   15-Jul-1997              18-Aug-1998
-----------------------------------------------------------------------------------------------------------------------------------
IMPACT                             IMPACT/                            Registered          75/309721                2246593
                                   United States of America           11                  16-Jun-1997              18-May-1999
-----------------------------------------------------------------------------------------------------------------------------------
InGard                             InGard-US/                         Pending             78/049697
                                   United States of America                               22-Feb-2001
-----------------------------------------------------------------------------------------------------------------------------------
Intelliflow                        Intelliflo/                        Registered          75/620597                2400856
                                   United States of America           9                   13-Jan-1999              31-Oct-2000
-----------------------------------------------------------------------------------------------------------------------------------

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Tuesday, March 20, 2001                            Trademark List                                               Page: 2
------------------------------------------------------------------------------------------------------------------------
                              Case Number/Subcase                Status              Application         Registration
Trademark                     Country Name                       Class(es)           Number/Date         Number/Date
------------------------------------------------------------------------------------------------------------------------
INTELLIGEN                    INTELLI/                           Registered          75/309706           2246592
                              United States of America           7                   16-Jun-1997         18-May-1999
------------------------------------------------------------------------------------------------------------------------
MILLI-CU                      MILLI-CU/                          Pending             76/037183
                              United States of America           9                   28-Apr-2000
------------------------------------------------------------------------------------------------------------------------
Misc. Design                  Misc./                             Registered          74251619            1732710
                              United States of America                               02-Mar-1992         17-Nov-1992
------------------------------------------------------------------------------------------------------------------------
Odyssey                       ODYS-US/                           Pending             78/043157
                              United States of America           9                   15-Jan-2001
------------------------------------------------------------------------------------------------------------------------
Olympian                      OLYMP-US/                          Unfiled
                              United States of America
------------------------------------------------------------------------------------------------------------------------
Optimizer                     OPTMZER-US/                        Pending             78/034992
                              United States of America           11                  13-Nov-2000
------------------------------------------------------------------------------------------------------------------------
Pegasus                       PEGASUS-US/                        Pending             78/027069
                              United States of America           11                  21-Sep-2000
------------------------------------------------------------------------------------------------------------------------
PLANARGARD                    planargard/                        Registered          75/475544           2280990
                              United States of America           9, 11               28-Apr-1998         28-Sep-1999
------------------------------------------------------------------------------------------------------------------------
PURE COPPER                   MiE/Liq/Pu                         Pending             76/037919
                              United States of America           7, 9, 11            28-Apr-2000
------------------------------------------------------------------------------------------------------------------------
QUICKCHANGE                   quick/                             Registered          75/281675           2204614
                              United States of America           11                  24-Apr-1997         17-Nov-1998
------------------------------------------------------------------------------------------------------------------------
RGEN                          RGEN/                              Allowed             75/575117
                              United States of America           7                   21-Oct-1998
------------------------------------------------------------------------------------------------------------------------
Rinsegard                     Rnsgrd-US/                         Unfiled
                              United States of America
------------------------------------------------------------------------------------------------------------------------
Simon (and Design)            Simon/                             Registered          74/198539           1700372
                              United States of America           9                   27-Aug-1991         14-Jul-1992
------------------------------------------------------------------------------------------------------------------------
Solaris                       Solaris/                           Registered          75/706357           2427530
                              United States of America           11                  14-May-1999         06-Feb-2001
------------------------------------------------------------------------------------------------------------------------
SOLIDSENSE                    SOLIDSENSE/                        Registered          75/896122           2410756
                              United States of America           9                   13-Jan-2000         05-Dec-2000
------------------------------------------------------------------------------------------------------------------------

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Tuesday, March 20, 2001                                 Trademark List                                      Page: 3
--------------------------------------------------------------------------------------------------------------------
                               Case Number/Subcase           Status             Application          Registration
Trademark                      Country Name                  Class(es)          Number/Date          Number/Date
--------------------------------------------------------------------------------------------------------------------
Surfaceline                    SRFCLNE-US/                   Unfiled
                               United States of America
--------------------------------------------------------------------------------------------------------------------
Tyger (copyright)              Tyger/                        Unfiled                                 TXU 230,600
                               United States of America
--------------------------------------------------------------------------------------------------------------------
Tylan & Design                 tylandes/                     Registered         72463219             1003925
                               United States of America      9,11               18-Jul-1973          04-Feb-1975
--------------------------------------------------------------------------------------------------------------------
Wafergard                      WAF/                          Registered         509683               1359089
                               United States of America      11                 19-Nov-1984          10-Sep-1985
--------------------------------------------------------------------------------------------------------------------
Wafergard Max (with Logo)      WAF-Max/                      Unfiled
                               United States of America      11
--------------------------------------------------------------------------------------------------------------------
Waferpure                      WAFE/                         Registered         181266               1690054
                               United States of America      31                 01-Jul-1991          02-Jun-1992
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